Vanguard Managed Payout Fund

Supplement to the Prospectus

The board of trustees of Vanguard Managed Payout Fund has approved a reallocation of a portion of the Fund’s assets from its wholly owned subsidiary to the proposed Vanguard Commodity Strategy Fund. The Managed Payout Fund is
expected to implement this change in the coming months should Vanguard
Commodity Strategy Fund become available for sale.
Vanguard Managed Payout Fund does not have a fixed asset allocation. As described in the Fund’s prospectus, the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations. This change is not expected to increase the Fund’s expense ratio.
The Fund’s prospectus will be amended to reflect the Fund’s intention to gain exposure to the commodities markets by investing a portion of its assets in
Vanguard Commodity Strategy Fund. References to the Fund’s wholly owned subsidiary will be deleted from the prospectus.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
PS 1498 042019